Exhibit 10.11

Dollar General Store #13895

ASSIGNMENT AND ASSUMPTION OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this “Assignment”) is made and entered into effective as of the 28th day of December, 2012, by and between THE BROADWAY GROUP, L.L.C., an Alabama limited liability company, (herein referred to as “Assignor”), and IREIT MARYVILLE DG, L.L.C., a Delaware limited liability company, (herein referred to as “Assignee”);

WITNESSETH:

WHEREAS, The Broadway Group, LLC, an Alabama limited liability company (the “Landlord”) entered into that certain Lease with Dolgencorp, LLC, a Kentucky limited liability company (the “Tenant”) dated effective the 28TH day of March, 2012, and as subsequently modified by Lease Commencement Date Agreement / Lease Modification Agreement #1 dated December 4, 2012, (herein referred to as the “Lease”), pertaining to the lease by said Tenant from Landlord of the real estate and improvements located at 109 Sam Houston School Road, Maryville, Blount County, Tennessee, and being more particularly described on Exhibit “A” attached hereto and made a part hereof by reference (the “Leased Premises”); and,

WHEREAS, a Memorandum of Lease was entered into by and between the Landlord and Tenant dated October 1, 2012, and was recorded October 5, 2012 as Instrument# 677494 in Record Book 2335, Pages 2822 – 2827 in the Register’s Office for Blount County, Tennessee; and,

WHEREAS, Assignor has agreed to assign all of its right, title and interest in and to the Lease and the Leased Premises to Assignee, and Assignee has agreed to assume and perform Assignor’s liabilities and obligations as Landlord arising under the Lease on and after the date hereof, all in accordance with this Assignment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

1. Assignment. Assignor hereby assigns, transfers, and sets over to Assignee and Assignee does hereby accept such assignment, transfer and setting over to Assignee, all of Assignor’s rights, benefits, privileges and obligations as Landlord in and to the Lease.

2. Indemnity by Assignor. Assignor shall indemnify and hold Assignee harmless from any claim, liability, cost or expense (including without limitation reasonable attorneys’ fees and costs) arising out of any obligation or liability of the Landlord under the Lease which was to be performed or which became due prior to the date hereof.

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3. Assumption. Assignee hereby assumes all liabilities and obligations of Assignor as Landlord under the Lease, or which arise out of Assignor being the owner of the property which is the subject of the Lease, which arise on or after the date hereof and agrees to perform all obligations of Landlord under the Lease, which are to be performed or which become due on or after the date hereof.

4. Indemnity by Assignee. Assignee shall indemnify and hold Assignor harmless from any claim, liability, cost or expense (including without limitation reasonable attorneys’ fees) arising out of Assignee’s failure to perform any of Assignee’s obligations as Landlord under the Lease arising on or after the date upon which the Lease is assumed by Assignee hereunder.

5. Representations and Warranties Assignor hereby represents and warrants to Assignee:

(a)	That Assignor is the owner of the fee simple estate of the subject property, has full power and authority to assign the Lease to Assignee, and that said Lease has been executed by the proper parties;

(b)	That all of the terms, provisions and conditions of Lease is currently in full force and effect according to its original terms and that there are no present defaults in the performance of any of such terms and conditions;

(c)	That the Assignor has not executed a prior assignment of said Lease which remains in full force and effect.

(d)	That the Assignor has not performed any acts or executed any instruments which might prevent the Assignee from operating any of the terms or conditions of this assignment and agreement or which would limit the Assignee in such operations;

(e)	That the Assignor has not executed or granted any modification or amendment of the Lease, except as specifically enumerated herein;

(f)	That the Assignor has been paid all amounts due as Landlord under the Lease and the Tenant in said Lease is current in the amounts due Assignor as Landlord;

(g)	That there are no outstanding obligations of the Assignor as Landlord under the Lease; and,

(h)	That no security deposit has been paid to the Assignor by the Tenant in said Lease.

6. Further Assurances. Assignor covenants with Assignee and Assignee covenants with Assignor that each will execute or procure any additional documents necessary to establish the rights of the other hereunder. Assignor does further assign to Assignee all security deposits, if any, paid by the Tenant specified in said Lease.

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7. Counterparts. This Assignment may be executed by the parties in counterparts, in which event the signature pages thereof shall be combined in order to constitute a single original document.

8. Binding Effect. This Assignment shall be binding upon and inure to the benefit of Assignor, Assignee and their respective successors, heirs and assigns.

IN WITNESS WHEREOF, the undersigned Assignor has caused this Assignment to be executed by its duly authorized Manager to be effective as of the date set forth above.

ASSIGNOR:

THE BROADWAY GROUP, L.L.C., an Alabama limited liability company

BY:   BROADWAY MANAGEMENT, LLC,

Its Manager

By: /s/ Robert M. Broadway

Robert M. Broadway, Manager

STATE OF ALABAMA )

:

MADISON COUNTY )

Before me, the undersigned authority, a Notary Public in and for said County and State aforesaid, personally appeared Robert M. Broadway, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who, upon oath, acknowledged himself to be the Manager of Broadway Management, LLC, an Alabama limited liability company, the Manager of The Broadway Group, LLC, an Alabama limited liability company, the within named bargainor, and that he, as such Manager, is authorized by the maker to execute the within instrument on its behalf, and who acknowledged that he executed the within instrument on behalf of maker for the purposes therein contained.

Witness my hand and official seal at office in Huntsville, Madison County, Alabama, this 27th day of December, 2012.

/s/ James G. Harrison

Notary Public

My Commission Expires: July

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IN WITNESS WHEREOF, the undersigned Assignee has caused this Assignment to be executed by its duly authorized representative to be effective as of the date set forth above.

ASSIGNEE:

IREIT MARYVILLE DG, L.L.C., a Delaware limited liability company

BY:	IREIT DG SPE II MEMBER, L.L.C., a Delaware limited liability company, its Sole Member

By: INLAND REAL ESTATE INCOME

TRUST, INC., a Maryland corporation,

Its Sole Member

By:  /s/ David Z. Lichterman

Name: David Z. Lichterman

Title:    Treasurer/Chief Accounting Officer

STATE OF ILLINOIS )

:

DUPAGE COUNTY   )

Before me, the undersigned authority, a Notary Public in and for said County and State aforesaid, personally appeared David Z. Lichterman, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who, upon oath, acknowledged himself to be the Treasurer of INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation, the sole Member of IREIT DG SPE II MEMBER, L.L.C., a Delaware limited liability company, the Sole Member of IREIT MARYVILLE DG, L.L.C., a Delaware limited liability company, the within named bargainor, and that he, as such officer, is authorized by the maker to execute the within instrument on its behalf, and who acknowledged that he executed the within instrument on behalf of maker for the purposes therein contained.

Witness my hand and official seal at office in Oak Brook, DuPage County, Illinois, this 27th day of December, 2012.

/s/ Susan Metzler

Notary Public

My Commission Expires: May 5, 2015

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EXHIBIT “A”

Land in Blount County, Tennessee, being Lot 1 on the plan entitled "Final Plat: Lot 1, Frank Addicks, Trustee of the Jason Kress Spence Irrevocable Trust Property," of record in Map File 2996B, Register's Office for Blount County, Tennessee, to which plan reference is made for a more particular description.

Being more particularly described as follows:

COMMENCING at the approximate center line intersection of Sam Houston School Road and Old Knoxville Highway(S.R. 33); thence N77°36'00"E, a distance of 76.4' to an iron pin on the North right of way of Sam Houston School Road at the POINT OF BEGINNING; thence along the said Sam Houston School Road right of way N38°46'54"W - 55.50' to a 6" x 6" concrete monument marking the intersection with the Easterly right of way of State Route 33(S.R. 33)/A.K.A. Old Knoxville Highway; thence with the Easterly right of way line of said State Route 33(S.R. 33)/A.K.A. Old Knoxville Highway N12°33'26"E - 129.96' to an iron pin(cap #2002); thence leaving said State Route 33(S.R. 33)/A.K.A. Old Knoxville Highway and with a new line S77°30'52"E - 378.96' to an iron pin(cap #2002) in the common line of Duane Graves(R.B. 2051 PG. 125); thence S47°17'52"W - 200.72' to an iron pin(cap #2004) on North right of way of said Sam Houston School Road; thence with the right of way line of said Sam Houston School Road right of way N77°30'52"W - 221.33' to the POINT OF BEGINNING. Containing 1.200+- acres.

Being the same property conveyed to The Broadway Group, LLC, an Alabama limited liability company, by Special Warranty Deed from Frank Addicks, Trustee of the Jason Kress Spence Irrevocable Trust, dated August 4, 1995, of record in Record Book 2329, page 2283, Register's Office for Blount County, Tennessee.

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